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EXHIBIT 21

LIST OF SUBSIDIARIES

The Company holds 100% of the outstanding capital stock of:

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  Al Collins Graphic Design School, Ltd. (DE)
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  Allentown Business School, Ltd. (DE)
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  Brooks College, Ltd. (DE)
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  Brown Institute, Ltd. (DE)
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  CEC Educated Staffing, Inc. (DE)
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  CEC e-Learning, LLC (IL)
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  CEC Holdings I, Inc. (DE)
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  CEC Management, Inc. (IL)
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  The Cooking and Hospitality Institute of Chicago, Inc. (IL)
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  EduTrek International, Inc. (GA)
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  Harrington Institute of Interior Design, Inc. (IL)
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  IAMD, Limited (DE)
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  International Academy of Merchandising and Design (Canada) Ltd. (ON)
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  Market Direct, Inc. (IL)
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  PA Culinary Acquisition (DE)
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  Retter Business College Corp. (ON)
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  School of Computer Technology, Inc. (DE)
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  Scottsdale Culinary Institute, Ltd. (DE)
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  SoftTrain Institute Inc. (ON)
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  Southern California School of Culinary Arts, Ltd. (DE)
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  Western Culinary Institute, Ltd. (DE)

Allentown Business School, Ltd. owns 100% of the outstanding capital stock of:

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  ABS Educational Heritage, LLC (IL)

PA Culinary Acquisition owns 100% of the outstanding capital stock of:

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  Hoban Holding, Inc. (PA)

Hoban Holding, Inc. owns 100% of the outstanding capital stock of:

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  PA Institute of Culinary Arts (PA)

PA Institute of Culinary Arts owns 100% of the outstanding capital stock of:

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  PA Culinary Educational Heritage, LLC (IL)

CEC Holdings I, Inc. holds 100% of the outstanding capital stock of:

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  Briarcliffe College, Inc. (NY)
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  Brooks Institute of Photography, LLC (DE)
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  The Katherine Gibbs School of Montclair, Inc. (NJ)
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  The Katherine Gibbs School of Piscataway, Inc. (NJ)
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  The Katherine Gibbs Corporation—New York (NY)
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  The Katherine Gibbs Corporation—Melville (NY)
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  The Katherine Gibbs School of Norwalk, Inc. (CT)
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  The Katherine Gibbs School of Providence, Inc. (RI)
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  The Katherine Gibbs School of Boston, Inc., a private two-year college (MA)
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  McIntosh College, Inc. (DE)
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  Washington Business School, Ltd. (DE)

IAMD, Limited holds 100% of the outstanding capital stock of:

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  International Academy of Merchandising & Design, Ltd. (IL)

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  International Academy of Merchandising & Design, Inc. (FL)

International Academy of Merchandising & Design, Inc. holds 100% of the outstanding capital stock of:

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  International Academy of Design-Orlando, Inc. (FL)
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  Orlando Culinary Academy, Inc. (FL)

International Academy of Merchandising and Design (Canada) Ltd. holds 100% of the outstanding capital stock of:

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  International Academy of Design Inc./Academie Internationale du Design Inc.

Briarcliffe College, Inc. holds 100% of the outstanding capital stock of:

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  Briarcliffe Educational Heritage, LLC (IL)

The Katherine Gibbs Corporation—New York holds 100% of the outstanding capital stock of:

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  The Katherine Gibbs School of Philadelphia, LLC (PA)
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  CEC Employee Group, LLC (DE)
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  California Culinary Academy, LLC (DE)

California Culinary Academy, LLC holds 100% of the outstanding capital Stock of:

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  California Culinary Academy, Inc. (CA)

The Katharine Gibbs Corp—New York, The Katharine Gibbs Corp.—Melville, The Katharine Gibbs School of Piscataway, Inc., The Katharine Gibbs School of Norwalk, Inc., The Katharine Gibbs School of Boston, Inc., a private two year college, The Katharine Gibbs School of Providence, Inc., The Katharine Gibbs School of Montclair, Inc. and The Katharine Gibbs School of Philadelphia, LLC each own 12.5% of the outstanding capital stock of:

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  KGS Educational Heritage (IL)

CEC Management, Inc. holds 99% and CEC Employee Group LLC owns 1% of the partnership interest in:

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  TCA Acquisition L.P. (TX)

The Company holds 1% and CEC Holdings I, Inc. holds 99% of the outstanding capital stock of:

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  LCB Culinary Schools, LLC (DE)

LCB Culinary School, LLC holds 50% of:

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  Curriculum Holding Company, LLC (DE)

EduTrek International, Inc. holds 100% of the outstanding capital stock of:

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  American InterContinental University, Inc. (GA)
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  EduTrek Systems, Inc. (GA)

American InterContinental University, Inc. holds 100% of the outstanding capital stock of:

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  American InterContinental University—London, Ltd. U.S. (DC)
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  AIU Educational Heritage, LLC (IL)

American InterContinental University—London, Ltd. U.S. holds 100% of the outstanding capital stock of:

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  American College in London, Ltd. (UK)

American InterContinental University—London, Ltd. U.S. holds 85% of the outstanding capital stock of:

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  American European Middle East Corporation, LLC (GA)

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EXHIBIT 21 LIST OF SUBSIDIARIES